UNITED STATES

                    SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C.  20549


                                FORM 8-K

                             CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF
                  THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):      February 9, 2007
                                                 -------------------------


                              HASBRO, INC.
                          --------------------
         (Exact name of registrant as specified in its charter)



 RHODE ISLAND                    1-6682                    05-0155090
--------------                ------------             -------------------
  (State of                   (Commission                 (IRS Employer
Incorporation)                File Number)             Identification No.)



1027 NEWPORT AVE., PAWTUCKET, RHODE ISLAND                   02862
------------------------------------------             -------------------
 (Address of Principal Executive Offices)                  (Zip Code)


                             (401) 431-8697
                     -------------------------------
           (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.

        On February 9, 2007, we announced our financial results for the fiscal quarter and fiscal year ended December 31, 2006, and certain other information. The press release, which has been attached as
        Exhibit 99, discloses a financial measure, Earnings before Interest, Taxes, Depreciation and Amortization ("EBITDA"), that is considered a non-GAAP financial measure as defined under SEC rules. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles. Management believes that EBITDA is one of the appropriate measures for evaluating our operating performance, because it reflects the resources available for strategic opportunities including, among others, to invest in the business, strengthen the balance sheet and make strategic acquisitions. However, this measure should be considered in addition to, and not as a substitute for, or superior to, net earnings or other measures of financial performance prepared in accordance with generally accepted accounting principles as more fully discussed in our financial statements and filings with the SEC. The EBITDA measures included in our press release have been reconciled to the most directly comparable GAAP measures as is required under SEC rules regarding the use of non-GAAP financial measures.

        This press release also includes the Company's 2005 segment operating profit and diluted earnings per share adjusted for the impact of stock-based compensation as disclosed under Statement of Financial Accounting Standards No. 123. Management believes that the presentation of adjusted 2005 segment operating profit and diluted earnings per share is appropriate in order to provide a comparison to 2006 segment operating results and diluted earnings per share on a consistent basis.

        This press release further discusses diluted earnings per share for the fourth quarter and full year of 2006 excluding the impact of the mark to market adjustment for the Lucas warrants. Management believes that the presentation of diluted earnings per share absent the impact of the Lucas warrant mark to market adjustment is helpful to an investor's understanding of the results of the Company's underlying operations and business as the mark to market adjustment is primarily based on changes in the Company's stock price which are beyond the control of management. Finally, this press release includes 2005 diluted earnings per share absent the impact of the repatriation of foreign earnings. Management believes that the presentation of 2005 earnings, excluding the tax expense associated with the repatriation of foreign earnings under the American Jobs Creation Act of 2004 increases the comparability of the prior year results by eliminating a tax charge in 2005 associated with a non-recurring event.

        As used herein, "GAAP" refers to accounting principles generally accepted in the United States of America.

Item 9.01.    Financial Statements and Exhibits.

      (c) Exhibits

          99  Press Release, dated February 9, 2007, of Hasbro, Inc.

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             HASBRO, INC.
                                             ------------
                                             (Registrant)


Date: February 9, 2007                     By:  /s/ David D.R. Hargreaves
                                               --------------------------
                                               David D. R. Hargreaves

                                              Senior Vice President and
                                              Chief Financial Officer
                                              (Duly Authorized Officer and
                                              Principal Financial Officer)

                                  HASBRO, INC.
                           Current Report on Form 8-K
                             Dated February 9, 2007


                                 Exhibit Index

Exhibit
  No.                              Exhibits
-------                            --------

99           Press Release, dated February 9, 2007, of Hasbro, Inc.